UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

ELECTRAMECCANICA VEHICLES CORP.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38612	98-1485035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8127 E. Ray Road Mesa, AZ	85212
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (604) 428-7656

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	SOLO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on January 11, 2024, ElectraMeccanica Vehicles Corp., a corporation existing under the laws of the Province of British Columbia (“ElectraMeccanica”), and Xos, Inc., a Delaware corporation (“Xos”), entered into an arrangement agreement (as amended, the “Arrangement Agreement”), pursuant to which Xos agreed to acquire all of the issued and outstanding common shares of ElectraMeccanica (each, an “ElectraMeccanica Share”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “BCBCA”) (the “Arrangement”). The Arrangement became effective at 12:01 a.m. PT on March 26, 2024 (the “Effective Time”).

The Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, were previously described in the joint proxy statement/management information circular filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 13, 2024.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated herein by reference.

Under the terms of the Arrangement Agreement and the Plan of Arrangement, at the Effective Time, each ElectraMeccanica Share outstanding immediately prior to the Effective Time was transferred to a permitted assignee of Xos in exchange for 0.0143739 of a share of common stock, $0.0001 par value per share, of Xos (the “Xos Common Stock”). In the aggregate, ElectraMeccanica shareholders received 1,766,388 shares of Xos Common Stock (the “Consideration Shares”).

In addition, at the Effective Time, (i) each ElectraMeccanica deferred share unit, performance share unit and restricted share unit that was outstanding immediately prior to the Effective Time vested and was settled by ElectraMeccanica in exchange for one ElectraMeccanica Share, subject to applicable withholdings, and (ii) each ElectraMeccanica option to purchase ElectraMeccanica Shares that was outstanding immediately prior to the Effective Time, all of which were out-of-the-money at such time, was cancelled without any payment therefor.

The foregoing summary description of the completion of the Arrangement does not purport to be complete and is qualified in its entirety by reference to the terms of (i) the Arrangement Agreement, which is attached in unamended form as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, and (ii) the amendment agreement to the Arrangement Agreement (the “Arrangement Agreement Amendment”), dated as of January 31, 2024, between ElectraMeccanica and Xos, which is attached as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Each of the Arrangement Agreement (in unamended form) and the Arrangement Agreement Amendment have been attached as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about ElectraMeccanica or Xos or to modify or supplement any factual disclosures about ElectraMeccanica or Xos in their public reports filed with the SEC. The Arrangement Agreement include representations, warranties and covenants of ElectraMeccanica and Xos made solely for the purposes of the respective agreement and which may be subject to important qualifications and limitations agreed to by ElectraMeccanica and Xos in connection with the negotiated terms of the Arrangement Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, and may be subject to certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to ElectraMeccanica’s or Xos’ SEC filings.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Arrangement at the Effective Time, ElectraMeccanica notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Arrangement and requested that Nasdaq (i) halt trading of ElectraMeccanica Shares on Nasdaq before markets open on March 26, 2024 and (ii) suspend the trading of ElectraMeccanica Shares on Nasdaq, effective as of March 27, 2024. ElectraMeccanica also requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist ElectraMeccanica Shares from Nasdaq and deregister ElectraMeccanica Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). ElectraMeccanica also intends to file with the SEC a certification on Form 15 requesting that ElectraMeccanica Shares be deregistered under Section 12(g) of the Exchange Act and that its reporting obligations under Section 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.01 is incorporated herein by reference.

As a result of the consummation of the Arrangement, shortly after the Effective Time, holders of ElectraMeccanica Shares immediately prior to such time ceased to have any rights as shareholders of ElectraMeccanica (other than their right to receive the Consideration Shares pursuant to the terms of the Plan of Arrangement).

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Arrangement, shortly after the Effective Time, a change in control of ElectraMeccanica occurred, and ElectraMeccanica became an indirect, wholly owned subsidiary of Xos.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shortly after the Effective Time, (i) Steven Sanders, Michael Richardson, Susan Docherty, Luisa Ingargiola, Joanne Yan, David Shemmans and Dietmar Ostermann ceased to be members of ElectraMeccanica’s board of directors and any committees thereof and (ii) certain ElectraMeccanica executive officers, including Susan Docherty and Michael Bridge, ceased to be executive officers of ElectraMeccanica and its subsidiaries.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

2.1
Arrangement Agreement by and between ElectraMeccanica and Xos dated January 11, 2024 (incorporated by reference to Exhibit 2.1 to ElectraMeccanica’s Current Report on Form 8-K filed with the SEC on January 12, 2024)

2.2
Amendment Agreement by and between ElectraMeccanica and Xos dated January 31, 2024 (incorporated by reference to Exhibit 2.1 to ElectraMeccanica’s Current Report on Form 8-K filed with the SEC on January 31, 2024)

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2024	ELECTRAMECCANICA VEHICLES CORP.

	By:	/s/ Stephen Johnston
Stephen Johnston, Chief Financial Officer